                                                                   EXHIBIT 10.62

                                AMENDMENT NO. 6

     THIS AMENDMENT NO. 6 (this "Amendment"), dated as of September 7, 2000,
                                 ---------
is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"),
                                                                 --------
GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L Industries"), the
                                                        --------------
other Domestic Subsidiaries of the Borrower (each a "Guarantor", and together
                                                     ---------
with G&L Industries, the "Guarantors"), the Lenders identified on the signature
                          ----------
Pages hereto (the "Lenders") and FIRST UNION NATIONAL BANK, as Agent for the
                   -------
Lenders (the "Agent").
              -----

                             W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended from time to time prior to the date hereof (the "Existing Credit
                                                         ---------------
Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the
---------
Lenders have extended commitments to make certain credit facilities available to the Borrower;

     WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                    PART I
                                  DEFINITIONS

          SUBPART 1.1.   Certain Definitions.  Unless otherwise defined herein
                         -------------------
     or the context otherwise requires, the following terms used in this Amendment No. 6, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement
                ------------------------
          as amended hereby.

               "Amendment No. 6 Effective Date" is defined in Subpart 3.1.
                ------------------------------                -----------

          SUBPART 1.2.   Other Definitions.  Unless otherwise defined herein or
                         -----------------
     the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

          SUBPART 2.1.   Applicable Percentage.  All references to the "Adjusted
                         ---------------------
     Leverage Ratio" appearing in the definition of "Applicable Percentage" in
     Section 1.1 of the Existing Credit Agreement are hereby amended and replaced with references to the "Leverage Ratio". For purposes of calculating the Applicable Percentage, the amendment effected by this Subpart 2.1 shall be deemed to have become effective as of July 3, 1999.

          SUBPART 2.2.   Consolidated EBITDA. The definition of Consolidated
                         -------------------
     EBITDA in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               "Consolidated EBITDA" shall mean, for any period, Consolidated
                -------------------
          Net Income plus the sum of (i) Consolidated Interest Expense for such
                     ----
          period, plus (ii) to the extent the following items are deducted in
                  ----
          calculating Consolidated Net Income, (A) all provisions for any Federal, state or other income taxes for such period, (B) depreciation, amortization and other non-cash charges for such period, including, without limitation, any accrual necessary for purposes of conforming with Financial Accounting Standards Board Statement Number 106 (as defined by GAAP) to the extent that the accrued portion thereof constitutes a non-cash charge and (C) without duplication, Strategic Initiative Addbacks for such period plus (iii) the sum of
                                                        ----
          (a) to the extent not included in the calculation of Consolidated EBITDA, the Borrower's and its Subsidiaries' proportionate share of net income (excluding extraordinary losses, but including extraordinary gains) of the Existing Joint Ventures and (b) adjustments to Consolidated EBITDA reasonably acceptable to the Agent for such period, of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP applied on a consistent basis. The applicable period shall be for the four consecutive quarters ending as of the date of determination.

          SUBPART 2.3.   Consolidated Retained Earnings. The definition of
                         ------------------------------
     Consolidated Retained Earnings in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               "Consolidated Retained Earnings" shall mean total retained
                ------------------------------
          Borrower and its Subsidiaries on a consolidated basis (plus (i) any After-Tax Strategic Initiative Addbacks, (ii) any NOL Impact and (iii) the addback of extraordinary charges in an aggregate amount not exceeding $1,500,000 on an after-tax basis associated with the incurrence of Indebtedness permitted by Section 6.1(j) and the related write-off of capitalized loan costs incurred in connection with this Credit Agreement) as determined at a particular date in accordance with GAAP applied on a consistent basis.

          SUBPART 2.4.   Debt Issuance. The definition of Debt Issuance in
                         -------------
     Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               "Debt Issuance" shall mean the issuance of any Indebtedness for
                -------------
          borrowed money (including the execution of a binding agreement of another Person to lend money and the satisfaction of all conditions precedent (other than the submission of a request for borrowing) to the lending of such money) by the Borrower or any of its Subsidiaries (excluding any Equity Issuance or any Indebtedness of the Borrower and its Subsidiaries permitted to be incurred pursuant to Sections 6.1(a) through 6.1(i) hereof).

          SUBPART 2.5.   Eligible Inventory. The definition of Eligible
                         ------------------
     Inventory in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               "Eligible Inventory" shall mean, as of any date of determination
                ------------------
          and without duplication, the lower of the aggregate book value (based on a FIFO or a moving average cost valuation, consistently applied) or fair market value of all raw materials and finished goods inventory and yarn and weaving in process owned by the Borrower or any of its wholly-owned Subsidiaries less appropriate reserves determined in
                                    ----
          accordance with GAAP but excluding in any event (i) inventory which is
          (a) not subject to a perfected, first priority Lien in favor of the Agent to secure the Credit Party Obligations, except that, unless subject to a Lien securing Indebtedness permitted by Section 6.1(j),
          (x) up to $25,000,000 of the inventory of the Klopman Entities may be included as Eligible Inventory regardless of perfection or priority in favor of the Agent and (y) inventory located in Canada may be included as Eligible Inventory regardless of perfection or priority in favor of the Agent or (b) subject to any other Lien that is not a Permitted Lien, (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods, (iii) inventory which is not useable or salable at prices approximating their cost in the ordinary course of the business (including without duplication the amount of any reserves for obsolescence, unsalability or decline in value), (iv) inventory located outside of the United States or Canada, except that pursuant to clause (i) above, up to $25,000,000 of the inventory of the Klopman Entities, regardless of the location of such inventory, may be included as Eligible Inventory, (v) inventory located at a leased location with respect to which the Agent shall not have received a landlord's waiver satisfactory to the Agent within 90 days of the Closing Date, (vi) inventory which is leased or on consignment or held at third-party vendors, suppliers or contractors and (vii) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

          SUBPART 2.6.   Eligible Receivables. The definition of Eligible
                         --------------------
     Receivables in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               "Eligible Receivables" shall mean, as of any date of
                --------------------
          determination and without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "Receivables"),
                                                              -----------
          owned by or owing to the Borrower or any of its wholly-owned Subsidiaries, net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with such Person's internal policies and determination and without in any event in accordance with GAAP, but excluding in any event (i) any Receivable which is (a) not subject to a perfected, first priority Lien in favor for the Agent to secure the Credit Party Obligations, except that, unless subject to a Lien securing Indebtedness permitted by Section 6.1(j), (x) up to $35,000,000 of the Receivables of the Klopman Entities may be included as Eligible Receivables regardless of perfection or priority in favor of the Agent and (y) Receivables of wholly-owned Subsidiaries domiciled in Canada may be included as Eligible Receivables regardless of perfection or priority in favor of the Agent or (b) subject to any other Lien that is not a Permitted Lien, (ii) Receivables which are more than 60 days past due or 120 days past invoice date (net of reserves for bad debts in connection with any such Receivables), (iii) 50% of the book value of any Receivable not otherwise excluded by clause (ii) above but owing from an account debtor which is the account debtor on any existing Receivable then excluded by such clause (ii), unless the exclusion by such clause (ii) is a result of a legitimate dispute by the account debtor and the applicable

          Receivable is no more than 90 days past due, (iv) Receivables evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments have been delivered to and are in the possession of the Agent, (v) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind, (vi) Receivables owing by an account debtor located outside of the United States or Canada (unless payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution acceptable to the Agent), except that pursuant to clause (i) above, up to $35,000,000 of the Receivables of the Klopman Entities and all Receivables of wholly-owned Subsidiaries domiciled in Canada, regardless of the location of the account debtor, may be included as Eligible Receivables, (vii) Receivables which are contingent or subject to offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense, (viii) Receivables for which any direct or indirect Subsidiary or any Affiliate is the account debtor, (ix) Receivables representing a sale to the government of the United States of America or any subdivision thereof unless the Federal Assignment of Claims Act has been complied with to the satisfaction of the Agent with respect to the granting of a security interest in such Receivable, with or other similar applicable law and (x) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

          SUBPART 2.7.   Existing Joint Ventures. The definition of Existing
                         -----------------------
     Joint Ventures in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows

               "Existing Joint Ventures" shall mean Swift Textiles Europe Ltd.,
                -----------------------
          Swift Textiles France S.A., Sitex S.A., Tismade S.A., Somotex International S.A., St. Lawrence Corporation (f/k/a C.S. Brooks Corp.), Swift Denim Hidalgo, S.de R.L. de C.V. and Tulancingo SDC, S.de R.L. de C.V.

          SUBPART 2.8.   Permitted Liens.  Clause (xi) of the definition of
                         ---------------
     Permitted Liens in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               (xi) Liens on assets of Foreign Subsidiaries located outside of the United States securing Indebtedness (and refinancings thereof) to the extent permitted under Section 6.1(g) and Section 6.1(j);

          SUBPART 2.9.   New Definitions.  The following new definitions of
                         ---------------
     After-Tax Strategic Initiative Addbacks, NOL Impact, Strategic Initiatives and Strategic Initiatives Addbacks are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

               "After-Tax Strategic Initiative Addbacks" shall mean, for any
                ---------------------------------------
          period, the Strategic Initiative Addbacks for such period as adjusted for taxes at the effective tax rate at the time of the incurrence of the cost or expense related to such Strategic Initiative Addbacks.

               "NOL Impact" shall mean, for any period prior to the third
                ----------
          fiscal quarter of fiscal year 2001, the amount of domestic net operating loss carry-forwards that are utilized during such period in the repatriation of earnings from Foreign Subsidiaries arising out of new Indebtedness incurred pursuant to Section 6.1(j); provided that the aggregate amount of NOL Impact shall not exceed $15,400,000.

               "Strategic Initiatives" shall mean the rationalization of (i)
                ---------------------
          denim capacity, (ii) yarn capacity and (iii) staffing of the Klopman Entities, announced by the Borrower on or prior to January 31, 2001.

               "Strategic Initiative Addbacks" shall mean, for any period
                -----------------------------
          occurring between September 1, 2000 and September 30, 2001, the writedown of assets, severance, excess run-out cost, lease expense, equipment removal and relocation and building carrying cost associated with the Strategic Initiatives in an aggregate amount (excluding the writedown of assets) not to exceed $24,000,000. Any reversal of reserves set up for these costs and expenses will be deducted from the calculation of Strategic Initiative Addbacks.

          SUBPART 2.10.  Commitment Reductions.  Clause (b) appearing in
                         ---------------------
     Section 2.6 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               (b)  Mandatory Reductions.  (i)  On any date that the Revolving
                    --------------------
               Loans are required to be prepaid pursuant to the terms of Section 2.7(b) (ii), (iii), (iv)(A), (v), (vi), (vii), and (viii), the
               Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

                    (ii) On any date that the Term Loans are required to be
               prepaid pursuant to the terms of Section 2.7(b)(iv)(B), the Revolving Committed Amount shall be automatically permanently reduced by an amount equal to the product of (1) the ratio of (a) the Revolving Committed Amount then in effect to (b) the sum of the then outstanding principal amount of the Term Loans (immediately prior to giving effect to such prepayment) plus the Revolving Committed Amount
                                          ----
               then in effect times (2) one-hundred percent (100%) of the Net
                              -----
               Cash Proceeds (or, if greater, one-hundred percent (100%) of the commitment amount) of the Debt Issuance triggering such prepayment of the Term Loans.

          SUBPART 2.11.  Mandatory Prepayments.  Clauses (b)(iv) and (b)(ix)
                         ---------------------
     appearing in Section 2.7 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

          (b)  Mandatory Prepayments.
               ---------------------

                                    *******

               (iv) Debt Issuances.  (A) Immediately upon receipt by any Credit
                    --------------
               Party of proceeds from any Debt Issuance (other than Indebtedness incurred pursuant to Section 6.1(j)), the Borrower shall prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause
               (ix) below). Notwithstanding the foregoing, the Net Cash Proceeds received by the Borrower from the issuance of the Senior Secured Debt shall not be required to be prepaid pursuant to this clause (iv).

                    (B) Immediately upon the occurrence of any Debt Issuance pursuant to Section 6.1(j), the Borrower shall reduce the Revolving Committed Amount as described in Section 2.6(b)(ii) and shall prepay the Term Loans in an aggregate amount equal to the product of (1) the ratio of (a) the then outstanding principal amount of the Term Loans (prior to such prepayment) to (b) the sum of the then outstanding principal amount of the Term Loans (prior to such prepayment) plus the Revolving Committed Amount
                                          ----
               then in effect times (2) one-hundred percent (100%) of the Net
                              -----
               Cash Proceeds (or, if greater, one-hundred percent (100%) of the commitment amount) of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause (ix) below).

                                    ******

               (ix) Application of Mandatory Prepayments.  All amounts required
                    ------------------------------------
          to be paid pursuant to this Section 2.7(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.7(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Sections 2.7(b)(ii), (iii),
          (iv)(A), (v), (vi), (vii) and (viii), (1) first pro rata to the Term
                                                    ----- --- ----
          Loans (ratably to the remaining principal installments thereof) and
          (2) second to the Revolving Loans and (after all Revolving Loans have
              ------
          been repaid) to a cash collateral account in respect of LOC Obligations and (C) with respect to all amounts prepaid pursuant to
          Section 2.7(b)(iv)(B), pro rata to the Term Loans (ratably to the
                                 --- ----
          remaining principal installments thereof). Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this
          Section 2.7(b) shall be subject to Section 2.17 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

          SUBPART 2.12.  Consolidated Retained Earnings.  Section 5.9(b) of the
                         ------------------------------
     Existing Credit Agreement is amended and restated in its entirety as follows:

          (b)  Consolidated Retained Earnings. As of the end of any fiscal
               ------------------------------
     quarter, commencing with the fiscal quarter ending July 3, 1999, Consolidated Retained Earnings of the Borrower and its Subsidiaries shall be greater than or equal to the sum of (i) $57,100,000, plus (ii)
                                                             ----
     commencing on October 2, 1999, 50% of cumulative quarterly Consolidated Net Income (calculated by adding back any After-Tax Strategic Initiative Addbacks and any NOL Impact) (without deduction for any quarterly losses).

          SUBPART 2.13.  Indebtedness.  A new clause (j) is hereby added to
                         ------------
     Section 6.1 of the Existing Credit Agreement to read as follows:

          (j) other Indebtedness of Foreign Subsidiaries (excluding any intercompany Indebtedness permitted to be incurred hereunder) incurred in order to refinance, replace or otherwise restructure a portion of the $490,000,000 principal amount of indebtedness which may have originally been incurred under this Agreement, which Indebtedness may be secured by the assets of such Foreign Subsidiaries located outside of the United States provided that (i) in connection with the incurrence of such
            -------- ----
     Indebtedness, the Revolving Committed Amount is reduced pursuant to Section 2.6(b)(ii) and the Terms Loans are prepaid pursuant to Section 2.7(b)(iv)(B), (ii) after giving pro forma effect to the incurrence of such Indebtedness, the reduction of the Revolving Committed Amount and the prepayment of the Loans, the Borrower shall have at least $40,000,000 of undrawn availability under both the Revolving Committed Amount and the Borrowing Base, (iii) the interest rate on such Indebtedness does not exceed the 90-day LIBOR Rate plus 3.25%, (iv) such Indebtedness does not
                                  ----
     contain cross-
     default or cross-acceleration provisions with respect to this Credit Agreement and (v) the terms and provisions of any such Indebtedness shall be otherwise reasonably acceptable to the Agent.

          SUBPART 2.14.  Guaranty Obligations.  Section 6.3 of the Existing
                         --------------------
     Credit Agreement is amended and restated in its entirety as follows:

     The Borrower will not, nor will it permit any Subsidiary to, enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith, (ii) Guaranty Obligations by the Borrower or its Subsidiaries of Indebtedness permitted under Sections 6.1(a), (b), (c),
(d), (e), (f), (h) and (i) (except, as regards Indebtedness under Section 6.1(b), only if and to the extent such Indebtedness was guaranteed on the Closing Date) and (iii) Guaranty Obligations by the Foreign Subsidiaries of the Borrower of Indebtedness permitted under Sections 6.1(g) and 6.1(j).

          SUBPART 2.15.  Sale of Assets.  A new clause (vii) is hereby added to
                         --------------
     Section 6.5(a) of the Existing Credit Agreement to read as follows:

          (vii) the sale, lease or transfer of property or assets in connection with the Strategic Initiatives (to the extent not otherwise permitted by clause (vi) above);


                                   PART III
                          CONDITIONS TO EFFECTIVENESS

          SUBPART 3.1.   Amendment No. 6 Effective Date.  This Amendment shall
                         ------------------------------
      be and become effective as of the date hereof (the "Amendment No. 6
                                                          ---------------
     Effective Date") when all of the conditions set forth in this Part III
     --------------                                                --------
     shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 6."
                                 ----------------

          SUBPART 3.2.   Execution of Counterparts of Amendment.  The Agent
                         --------------------------------------
     shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

                                    PART IV
                                 MISCELLANEOUS

          SUBPART 4.1. Cross-References. References in this Amendment to any
                       ----------------
     Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This
                       ------------------------------------------------
     Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

          SUBPART 4.3. References in Other Credit Documents. At such time as
                       ------------------------------------
     this Amendment No. 6 shall become effective pursuant to the terms of
                    -----
     Subpart 3.1, all references in the Existing Credit Agreement to the
     -----------
     "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

          SUBPART 4.4. Affirmation of Liens. The Borrower and the Guarantors, as
                       --------------------
     applicable, affirm the liens and security interests created and granted in the Existing Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

          SUBPART 4.5. Representations and Warranties. The Borrower and the
                       ------------------------------
     Guarantors hereby represent and warrant as follows:

               (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

               (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
          (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment (except as required pursuant to the Credit Agreement).

               (iv) The representations and warranties of the Credit Parties set forth in Article III of the Amended Credit Agreement are true and correct in all material respects as of the date hereof.

               (v) No Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

               (vi) No Credit Party, to the best of its knowledge, has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder.

          SUBPART 4.6. Acknowledgment. The Guarantors (i) acknowledge and
                       --------------
     consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

          SUBPART 4.7. Counterparts. This Amendment may be executed by the
                       ------------
     parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SUBPART 4.8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                       -------------
     CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SUBPART 4.9. Successors and Assigns. This Amendment shall be binding
                       ----------------------
     upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                 [Remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                     GALEY & LORD, INC.
--------


                              By: /s/ Michael R. Harmon
                                  ---------------------
                                  Title:  Executive VP


GUARANTORS:                   GALEY & LORD INDUSTRIES, INC.,
----------


                              By: /s/ Michael R. Harmon
                                  ----------------------
                                  Title:  Executive VP


                              G&L SERVICE COMPANY, NORTH
                               AMERICA, INC., a Delaware corporation


                              By: /s/ Michael R. Harmon
                                  ----------------------
                                  Title:  Vice President


                              SWIFT TEXTILES INC.,
                              a Delaware corporation


                              By: /s/ Michael R. Harmon
                                  ----------------------
                                  Title:  Executive VP

                              SWIFT DENIM SERVICES INC.,
                              a Delaware corporation


                              By: /s/ Michael R. Harmon
                                  ----------------------
                                  Title:  Executive VP

                            GALEY & LORD PROPERTIES, INC.
                            a Delaware corporation

                            By: /s/ Leonard F. Ferro
                                ---------------------------------
                                Title:  Vice President


                            SWIFT DENIM PROPERTIES, INC.
                            a Delaware corporation

                            By: /s/ Leonard F. Ferro
                                ---------------------------------
                                Title:  Vice President

LENDERS:                         FIRST UNION NATIONAL BANK
-------
                                 individually in its capacity as
                                 a Lender and in its
                                 capacity as Agent


                                 By: /s/ Roger Pelz
                                     ----------------------
                                 Name: Roger Pelz
                                       --------------------
                                 Title: Senior VP
                                       --------------------


                                 THE CIT GROUP / COMMERCIAL SERVICES, INC.


                                 By: /s/ William H. Skidmore
                                     --------------------------
                                         Title: Vice President


                                 BANK ONE, NA


                                 By: /s/ Michele Quentin
                                     --------------------------
                                         Title: Corporate Banking Officer

                                 FLEET CAPITAL CORP.


                                 By: /s/ Michael O'Neal
                                         ----------------------
                                         Title: Vice President

                                 BANK OF AMERICA, N.A.


                                 By: /s/ Deirdre B. Doyle
                                     --------------------------
                                         Title: Principal

                         SUNTRUST BANK, ATLANTA


                         By: /s/ David W. Penter
                             ---------------------------
                                 Title: Director


                         By: /s/ Laura Kahn
                             ---------------------------
                                 Title:  Director, Senior Relationship Manager


                         NATIONAL BANK OF CANADA


                         By: /s/ Alex M. Council
                             ---------------------------
                                 Title: Vice President


                         By: /s/ Bill Handly
                             ---------------------------
                                 Title: Vice President & Manager

                         BANK OF SCOTLAND


                         By: /s/ Joseph Fratus
                             ---------------------------
                                 Title: Vice President

                         THE BANK OF TOKYO-MITSUBISHI, LTD.


                         By: /s/ R. Glass
                             ---------------------------
                                 Title: Vice President

                         NATIONAL CITY BANK


                         By: /s/ Joshua R. Sosland
                             ---------------------------
                                 Title: Assistant Vice President

                         COOPERATIEVE CENTRALE
                         RAIFFEISEN-BOERENLEENBANK B.A.,
                         "Rabobank Nederland", New York Branch


                         By: /s/ W. Jeffrey Vollack
                             -------------------------------
                                 Title: Senior Credit Officer
                                        Senior Vice President

                         ALLIANCE CAPITAL MANAGEMENT L.P.,
                         as Manager on behalf of ALLIANCE CAPITAL
                         FUNDING, L.L.C.

                         By:  ALLIANCE CAPITAL MANAGEMENT
                              CORPORATION, General Partner of
                              Alliance Capital Management, L.P.


                         By: /s/ Joel Serebransky
                             -------------------------------
                                 Title: Senior Vice President


                         MASSACHUSETTS MUTUAL LIFE
                         INSURANCE COMPANY
                         By:  David L. Babson & Company Inc.
                              as its Investment Advisor

                         By: /s/ Mary Ann McCarthy
                             -------------------------------
                                 Title: Managing Director


                         ML CLO XIX STERLING
                         (CAYMAN) LTD.
                         By Sterling Asset Manager, L.L.C., as its
                         Investment Advisor



                         By: /s/ Louis Pispecchia
                             ------------------------------
                                 Title: Executive VP

                         KZH CYPRESSTREE-1 LLC



                         By: /s/ Kimberly Rowe
                             -------------------------------
                                 Title: Authorized Agent


                         CYPRESSTREE INVESTMENT
                         PARTNERS I LTD.


                         By: /s/ Jeffrey W. Heuer
                             -------------------------------
                                 Title: Principal

                         ARCHIMEDES FUNDING, L.L.C.

                         By:  ING Capital Advisors, Inc.,
                              as Collateral Manager

                              By: /s/ Kurt Wegleitner
                                  --------------------------
                              Title: Vice President & Portfolio Manager

                         ARCHIMEDES FUNDING II

                         By:  ING Capital Advisors, Inc.,
                              as Collateral Manager

                              By: /s/ Kurt Wegleitner
                                  --------------------------
                              Title: Vice President & Portfolio Manager

                         VAN KAMPEN CLO I, LIMITED

                         By: Van Kampen
                             Management, Inc.,
                             as Collateral Manager


                         By: /s/ Darwin D. Pierce
                             -------------------------------
                                 Title: Vice President

                         VAN KAMPEN CLO II, LTD.

                         By:  Van Kampen
                              Management, Inc.,
                              as Collateral Manager


                         By: /s/ Brian T. Buscher
                             -------------------------------
                                 Title: Manager Operations & Compliance


                         KZH PAMCO LLC


                         By: /s/ Peter Chin
                             ---------------------------
                                 Title: Authorized Agent


                         ELC (CAYMAN) LTD.


                         By: /s/ Amos N. Beason
                             ---------------------------
                                 Title: Director

                         ELC (CAYMAN) LTD. 2000-1


                         By: /s/ Amos N. Beason
                             ---------------------------
                                 Title: Director

                         ELC (CAYMEN) LTD. CDO SERIES 1999-I


                         By: /s/ Amos N. Beason
                             ---------------------------
                                 Title: Director

                         APEX (IDM) CDO I, LTD.


                         By: /s/ Amos N. Beason
                             ---------------------------
                                 Title: Director

                         PILGRIM AMERICA HIGH INCOME
                         INVESTMENTS LTD. (AS ASSIGNEE)

                         By: Pilgrim Investments, Inc.,
                               as its Investment Manager

                         By: /s/ Michel Prince, CFA
                             -----------------------------
                                 Title: Vice President

                         SEQUILS PILGRIM I, LTD.

                         By: Pilgrim Investments, Inc.,
                               as its investment manager

                         By: /s/ Michel Prince, CFA
                             -----------------------------
                                 Title: Vice President

                         THE CIT GROUP / EQUIPMENT FINANCING, INC.


                         By: /s/ Katie J. Saunders
                             -----------------------------
                                 Title: Sr. Credit Analyst

                         NORTHWOODS CAPITAL, LIMITED
                         By:  Angelo, Gordon & Co., L.P. as Collateral Manager

                         By: /s/ John W. Fraser
                             -----------------------------
                                 Title:


                         AVALON CAPITAL LTD 2


                         By: /s/ Gregory Stoeckle
                             -----------------------------
                                 Title: Authorized Signatory